Templeton Global opportunities trust

IMPORTANT SHAREHOLDER INFORMATION

            These materials are for a Special Meeting of Shareholders of Templeton Global Opportunities Trust (the “Fund”) scheduled for January 7, 2011 at 12 Noon, Eastern time. The enclosed materials discuss the proposals (the “Proposals”) to be voted on at the meeting, and contain the Notice of Special Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you specify a vote on a Proposal, your proxy will be voted as you indicate. If you specify a vote on one Proposal but not all Proposals, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted FOR such Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposals, your proxy will be voted FOR the Proposals.

            We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, additional costs of having to conduct additional mailings may be avoided.

            We welcome your comments. If you have any questions or would like to quickly vote your shares, call Okapi Partners, our proxy solicitor, toll-free at 877-274-8654. Agents are available 9:00 a.m. – 11:00 p.m. Eastern time, Monday through Friday, and 12:00 Noon – 5:00 p.m., Eastern time, Saturday.

TELEPHONE AND INTERNET VOTING For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

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Templeton Global opportunities trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

            A Special Meeting of Shareholders (the “Meeting”) of Templeton Global Opportunities Trust (the “Fund”) will be held at the Fund’s offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on January 7, 2011 at 12 Noon, Eastern time.

            During the Meeting, shareholders of the Fund will vote on the following Proposals:

1.       To approve a new Sub-advisory Agreement between Templeton Investment Counsel, LLC and Templeton Asset Management Ltd.

                        2.   To approve a new Sub-advisory Agreement between Templeton Investment Counsel, LLC and Franklin Templeton Investments (Asia) Limited.

            By Order of the Board of Trustees,

            Robert C. Rosselot

            Vice President and Secretary

November 12, 2010

            Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 7, 2011

The Fund’s Notice of Special Meeting of Shareholders, proxy statement and form of proxy are available on the Internet at http://www.franklintempleton.com. The form of proxy on the Internet site cannot be used to cast your vote.

            If you have any questions, would like to vote your shares, or wish to obtain directions to be able to attend the Meeting and vote in person, please call Okapi Partners, our proxy solicitor, toll free at 877-274-8654.

PROXY STATEMENT

TABLE OF CONTENTS

		Page

Information About Voting		1
Who is asking for my vote?		1
Who is eligible to vote?		1
On what issues am I being ask to vote?		1
How does the Board of my Fund recommend that I vote?		1
How do I ensure that my vote is accurately recorded?		1
May I revoke my proxy?		2
What if my shares are held in a brokerage account?		2
Introduction to the Proposals		2

Proposal 1:  To approve a new Sub-advisory Agreement between Templeton Investment Counsel, LLC and Templeton Asset Management Ltd.

Proposal 2:  To approve a new Sub-advisory Agreement between Templeton Investment Counsel, LLC and Franklin Templeton Investments (Asia) Limited.

		4 4
Additional Information About the Fund		9
Further Information About Voting and the Meeting		10

Exhibits

Exhibit A	Form of new Sub-advisory Agreement Between Templeton Investment Counsel, LLC and Templeton Asset Management Ltd.	A-1
Exhibit B	Form of new Sub-advisory Agreement Between Templeton Investment Counsel, LLC and Franklin Templeton Investments (Asia) Limited	B-1
Exhibit C	Outstanding shares and classes of the Fund as of the October 29, 2010 Record Date	C-1
Exhibit D	Entities owning beneficially more than five percent (5%) of the outstanding shares of any class of the Fund as of the October 29, 2010 Record Date	D-1

Templeton Global OPPORTUNITIES TRUST

PROXY STATEMENT

♦INFORMATION ABOUT VOTING

      Who is asking for my vote?

            The Board of Trustees (the “Board”) of Templeton Global Opportunities Trust (the “Fund”), in connection with a Special Meeting of Shareholders of the Fund to be held on January 7, 2011 (the “Meeting”), has requested your vote.

      Who is eligible to vote?

            Shareholders of record at the close of business on October 29, 2010, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Special Meeting, proxy statement and proxy card were first mailed to shareholders of record on or about November 12, 2010.

      On what issues am I being asked to vote?

            Shareholders are being asked to vote on the following Proposals:

1.       To approve a new Sub-advisory Agreement between Templeton Investment Counsel, LLC (“TICL”) and Templeton Asset Management Ltd. (“TAML”); and

2.   To approve a new Sub-advisory Agreement between TICL and Franklin Templeton Investments (Asia) Limited (“FTIA”).

      How does the Board of my Fund recommend that I vote?

            The Board of the Fund unanimously recommends that you vote:

1.       FOR the approval of a new Sub-advisory Agreement between TICL and TAML; and

2.      FOR the approval of a new Sub-advisory Agreement between TICL and FTIA.

      How do I ensure that my vote is accurately recorded?

            You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals, your proxy will be voted as you indicate. If you specify a vote on one Proposal but not all Proposals, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted FOR such Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposals, your proxy will be voted FOR the Proposals.

      May I revoke my proxy?

            You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

      What if my shares are held in a brokerage account?

            If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

♦Introduction to the proposals

            TICL currently serves as the investment manager for the Fund.  FTIA has served as a subadviser to the Fund since 2007 in order to permit Mr. Guang Yang, an employee of FTIA, to serve as the individual with primary responsibility for the day-to-day portfolio management of the Fund. In August 2010, Mr. Yang resigned from Franklin Templeton Investments (to be effective as of September 1, 2010) to establish his own private equity firm. In light of Mr. Yang’s departure, Fund management determined that it would be in the best interest of the Fund’s shareholders to reassign management responsibilities for the Fund. As a result, Fund management proposed to the Board that Mr. Alan Chua, Executive Vice-President and Portfolio Manager/Research Analyst of TAML, assume primary day-to-day portfolio management responsibilities for the Fund and that Ms. Cynthia L. Sweeting and Ms. Joanne Wong assume secondary responsibilities in managing the Fund.

            The Board was advised that Mr. Chua has had extensive experience in managing global equity accounts. In order for Mr. Chua to provide portfolio management services to the Fund, TICL would need to enter into a sub-advisory agreement with TAML, an indirect wholly-owned subsidiary of Franklin Resources, Inc. (“Resources”).    Fund management also noted that Ms. Joanne Wong, Vice President and Portfolio Manager for the Templeton Global Equity Group and Research Analyst of FTIA, had joined the Templeton organization in 2002, with research responsibilities for global telecom equipment and Asian banks. She also has responsibility for country research coverage of Hong Kong and China. In order for Ms. Wong to provide such portfolio management services to the Fund, TICL would also need to enter into a new sub-advisory agreement with FTIA.

            The appointment of TAML and FTIA as sub-advisers for the Fund, with Mr. Chua as the lead portfolio manager and Ms. Wong as a secondary portfolio manager, requires shareholder approval. However, due to the timing of Mr. Chua’s and Ms. Wong’s assumption of their new duties, and the length of time needed to call and conduct a special shareholders’ meeting for the Fund, the Board, at a special telephonic meeting held on August 24, 2010 (the “August Meeting”), approved the interim appointment of TAML and FTIA as sub-advisers for the Fund pursuant to interim sub-advisory agreements (the “Interim Sub-advisory Agreements”) as permitted under Rule 15a-4(b)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Interim Sub-advisory Agreements have substantially the same terms and conditions as TICL’s prior sub-advisory agreement with FTIA with respect to the Fund, except that (1) the Interim Sub-advisory Agreements will continue in effect for not more than 150 days or until shareholder approval of new sub-advisory agreements, whichever occurs first, and (2) in payment for the investment sub-advisory services to be rendered by TAML, TICL pays to TAML, as full compensation for all services, a fee equal to ninety percent (90%) of the advisory fee paid to TICL by the Fund, less the fees paid by TICL to FTIA. There is no additional expense to the Fund because TAML and FTIA would be paid by TICL out of its fees received under the Fund’s existing Investment Management Agreement (the “IM Agreement”). In payment for the investment sub-advisory services to be rendered by FTIA, TICL will pay to FTIA as full compensation for all services, a fee equal to FTIA’s actual costs in rendering services to the Fund. The Interim Sub-advisory Agreements were executed on September 1, 2010. In addition, as a result of Mr. Yang’s resignation, Fund management recommended, and the Board approved, effective September 1, 2010, the termination of the existing sub-advisory agreement between TICL and FTIA, which related specifically to Mr. Yang’s service during his employment with FTIA.

            TICL, an indirect wholly-owned subsidiary of Resources and an affiliate of TAML and FTIA, will continue to provide portfolio management services as investment manager to the Fund. As noted above, Ms. Cynthia L. Sweeting, Executive Vice President of TICL, serves as secondary portfolio manager of the Fund.

            Therefore, shareholders of the Fund are being asked to approve new sub-advisory agreements between TICL and TAML and between TICL and FTIA with respect to the Fund (the “new TAML Sub-advisory Agreement,” and the “new FTIA Sub-advisory Agreement,” respectively, and collectively, the “new Sub-advisory Agreements”). The new Sub-advisory Agreements for the Fund are substantially the same as the Interim Sub-advisory Agreements and TICL’s prior sub-advisory agreement with FTIA for the Fund except for (1) the termination provisions as compared to the Interim Sub-advisory Agreements; (2) the fees to be paid to TAML and FTIA, as further described below; and (3) the new FTIA Sub-advisory Agreement includes a limitation that its responsibilities under the Agreement are subject to the direction of TAML. The new Sub-advisory Agreements will allow the current portfolio management team, as described above, to continue managing the Fund as they have since Mr. Yang’s departure. Fund management does not believe that the approval of the new Sub-advisory Agreements will affect the Fund’s investment goal or principal investment strategies or change the principal risks associated with an investment in the Fund.

            TICL, located at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 16.9% and 16.4%, respectively, of its outstanding shares as of June 30, 2010. Charles B. Johnson and Rupert H. Johnson, Jr. are each a Trustee and/or officer of the Fund.

            Proposals 1 and 2 each require shareholder approval. If either Proposal 1 or Proposal 2 is not approved by the shareholders of the Fund, then the Board of Trustees of the Fund will need to consider what steps to take with respect to the ongoing management of the Fund. The Proposals are described more fully below.

PROPOSAL 1:   To approve A new sub-advisory agreement between TEMPLETON INVESTMENT COUNSEL, LLC and Templeton ASSET MANAGEMENT LTD.

PROPOSAL 2:   TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN TEMPLETON INVESTMENT COUNSEL, LLC and Franklin Templeton Investments (Asia) Limited

            TICL currently serves as the Fund’s investment manager pursuant to the IM Agreement dated February 28, 2006. TICL (including its predecessor, Templeton Investment Counsel, Inc.) has served as the Investment Manager to the Fund since 1992. The IM Agreement was last submitted to the sole shareholder of the Fund on May 26, 2006 in connection with the reorganization of the Fund from a Massachusetts business trust to a Delaware statutory trust.

            In addition, pursuant to a sub-advisory agreement with TICL dated March 1, 2007, FTIA served as sub-adviser to the Fund until September 1, 2010. The Board of the Fund most recently voted to renew the prior sub-advisory agreement between TICL and FTIA and the IM Agreement on February 23, 2010.

            For the fiscal year ended December 31, 2009, the aggregate amount of investment management fees paid by the Fund to TICL was $5,788,882. From the management fees TICL received from the Fund, TICL paid FTIA for its sub-advisory services the amount of $5,209,993.

            At the October 19, 2010 meeting of the Board (the “October Meeting”), Fund management recommended to the Board, and the Board approved the new Sub-advisory Agreements, to be effective upon shareholder approval or until the termination of the Interim Sub-advisory Agreements. The forms of the new TAML Sub-advisory Agreement and the new FTIA Sub-advisory Agreement are included in this proxy statement as Exhibits A and B, respectively.

      Why are TAML and FTIA being recommended to serve as the Fund’s Sub-advisers?

            At the August and October Meetings, Fund management recommended to the Board that TAML and FTIA serve as the Fund’s sub-advisers with Mr. Chua assuming primary day-to-day portfolio management responsibilities for the Fund. TAML and FTIA, each indirect wholly-owned subsidiaries of Resources, may provide investment advisory, portfolio management, distribution, and administrative services under various management agreements with private and institutional accounts, including other Franklin Templeton funds. The recommendation was based, in part, on Mr. Chua’s and Ms. Wong’s extensive experience in managing global equity accounts.

            TAML, with its principal offices at 7 Temasek Blvd. #38-03, Suntec Tower One, Singapore, is a corporation organized under the laws of and based in Singapore. It is registered as the foreign equivalent of an investment adviser in Singapore with the Monetary Authority of Singapore, with the SEC under the Investment Advisers Act of 1940 and as an International Adviser in the Province of Ontario, Canada. TAML is a wholly-owned subsidiary of Franklin Templeton Capital Holdings Private Limited, which is a wholly-owned subsidiary of Templeton International, Inc., which is a wholly-owned subsidiary of Templeton Worldwide, Inc., which is a wholly-owned subsidiary of Resources.

            The following table sets forth the names, titles and principal business addresses of each principal executive officer and director of TAML:

Name and Address	Title
Dennis Chong Boon Lim 7 Temasek Blvd., #38-03 Suntec Tower One Singapore	Co-Chief Executive Officer, Director
Mark Banks Browning 7 Temasek Blvd., #38-03 Suntec Tower One Singapore	Co-Chief Executive Officer, Director
Kellie Hargraves The Adelphi 1 - 11 John Adam Street London WC2N 6HT United Kingdom	Chief Compliance Officer—International Global Compliance
Vijay C. Advani 920 Franklin Parkway San Mateo, CA 94403	Director
Gregory E. McGowan 500 East Broward Boulevard Suite 2100 Fort Lauderdale, FL 33394	Director
Jed A. Plafker 960 Franklin Parkway San Mateo, CA 94403	Director
Wai Kwok Tom Wu 17th Floor, Chater House 8 Connaught Road Central Hong Kong	Director

            FTIA, with its principal offices at Chater House, 17th Floor, 8 Connaught Road, Central Hong Kong, is a company existing under the laws of Hong Kong and registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. FTIA is a wholly-owned subsidiary of TAML. Hong Kong corporations generally do not have officers, only directors who act in the capacity of officers for U.S. purposes.

            The following table sets forth the names, titles and principal business addresses of each principal executive officer and director of FTIA:

Name and Address	Title
Kellie Hargraves The Adelphi 1 - 11 John Adam Street London WC2N 6HT United Kingdom	Chief Compliance Officer
Mark Banks Browning 7 Temasek Blvd., #38-03 Suntec Tower One Singapore	Director
David Wan Chang 17th Floor, Chater House 8 Connaught Road Central Hong Kong	Director
David W. Hudson 1133 Connecticut Ave., N.W. Suite 400 Washington, D.C. 20036	Director
Allan Hung Lam 17th Floor, Chater House 8 Connaught Road Central Hong Kong	Director
Gregory E. McGowan 500 East Broward Boulevard Suite 2100 Fort Lauderdale, FL 33394	Director
J. B. Mark Mobius 17th Floor, Chater House 8 Connaught Road Central Hong Kong	Director
Jed Plafker 960 Franklin Parkway San Mateo, CA 94403	Director
Wai Kwok Tom Wu 17th Floor, Chater House 8 Connaught Road Central Hong Kong	Director

            The interested Trustees and certain officers of the Fund who are shareholders of Resources are not compensated by the Fund for their services, but may receive indirect remuneration due to their participation in management and advisory fees received by TICL, TAML and FTIA and their affiliates from the Fund.

      Are there any material differences between the new Sub-advisory Agreements and the Interim Sub-advisory Agreements or TICL’s prior sub-advisory agreement with FTIA?

            The new Sub-advisory Agreements are substantially the same as the Interim Sub-advisory Agreements and TICL’s prior sub-advisory agreement with FTIA in most material respects except for (1) the termination provisions as compared to the Interim Sub-advisory Agreements; (2) the compensation paid to FTIA, which pursuant to the Interim and new Sub-advisory Agreements, will be split between TAML and FTIA as described below; and (3) the new FTIA Sub-advisory Agreement includes a limitation that its responsibilities are subject to the direction of TAML.

      What are the material terms of the new Sub-advisory Agreements?

            Below is a summary of the material terms of the new Sub-advisory Agreements.

            Services. Subject to the overall policies, direction and review of the Board and to the instructions and supervision of TICL, TAML and FTIA will provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund. FTIA’s provision of investment advisory services to the Fund is also subject to the direction of TAML.

            Management Fees. Under the new Sub-advisory Agreements with respect to the Fund, TICL will pay TAML as compensation for all services a fee equal to ninety percent (90%) of the advisory fee paid to TICL by the Fund, less any amounts paid to FTIA. TICL will pay FTIA a fee equal to the actual costs incurred by FTIA from time to time in providing services to the Fund. Under the prior sub-advisory agreement with FTIA, FTIA received from TICL a fee equal to ninety percent (90%) of the advisory fee paid to TICL by the Fund.

            Payment of Expenses. During the term of the new Sub-advisory Agreements, TAML and FTIA will each pay all expenses incurred by it in connection with the services to be provided by it under its respective new Sub-advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased by the Fund.

            Brokerage. TAML and FTIA will each be responsible for selecting broker-dealers for the execution of the Fund’s portfolio transactions consistent with the Fund’s brokerage policy and “best execution.” The new Sub-advisory Agreements authorize TAML and FTIA to allocate brokerage business to broker-dealers that provide brokerage and research services as such services are defined in Section 28(e) of the Securities Exchange Act of 1934.

            Continuance. If shareholders of the Fund approve each new Sub-advisory Agreement, each such Agreement will continue until two years from the date of its execution, unless earlier terminated. The new Sub-advisory Agreements are thereafter renewable annually for successive periods not to exceed by one year (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board of Trustees of the Fund, and (ii) by a vote of a majority of the Trustees of the Fund who are not parties to the Agreement, cast in person at a meeting called for the purpose of voting on the Agreement.

      Why is the Board of my Fund recommending approval of the new Sub-advisory Agreements?

            At the August Meeting, management proposed the reassignment of the day-to-day portfolio manager responsibilities for the Fund, so that Mr. Chua would be appointed as the new lead portfolio manager of the Fund and Ms. Sweeting and Ms. Wong would be appointed as secondary portfolio managers of the Fund. In addition, as a result of the reassignment of responsibilities, the Board of Trustees was requested to terminate the Fund’s prior sub-advisory agreement between TICL and FTIA. The Board, including a majority of the Independent Trustees of the Fund, approved the termination of the sub-advisory agreement between TICL and FTIA and approved the Interim Sub-advisory Agreements.

            At the October Meeting, the Board, including a majority of the Independent Trustees of the Fund, approved the forms of new Sub-advisory Agreements between TICL and TAML and TICL and FTIA to be submitted to the Fund’s shareholders for approval. In considering these matters, the Independent Trustees received assistance and advice from, and met separately with independent counsel. The following sets forth some of the primary factors relevant to the Board’s decision.

            In considering the new Sub-advisory Agreements, the Board noted that the terms of the new Sub-advisory Agreements were substantially the same as those of the Interim Sub-advisory Agreements. Consequently, in considering the new TAML Sub-advisory Agreement, primary consideration was given by the Board on matters relating to TAML and Alan Chua, its Executive Vice President, who would continue to have primary day-to-day portfolio responsibilities for the Fund. Information furnished by Fund management as to TAML covered its personnel, operations and financial condition, including its most recent Investment Adviser Registration Form filed with the SEC. Information furnished as to Mr. Chua included his background and experience, as well as the investment performance of the Templeton Global Equity Group in Singapore and a number of the institutional and retail clients based both in and outside of Singapore. The Trustees noted that Mr. Chua had been with the Franklin Templeton organization since 2000 where, in addition to managing the aforementioned Templeton Global Equity Group, he had global research responsibilities for auto components (consumer discretionary) and machinery (industrials), as well as country research coverage of Japan, Singapore and Malaysia.

            In considering the new FTIA Sub-advisory Agreement, primary consideration was given by the Board on matters relating to FTIA and Joanne Wong, Vice President and Portfolio Manager/Research Analyst in the Templeton Global Equity Group and, an employee of FTIA, the Fund’s prior sub-advisor. Information furnished by Fund management as to FTIA covered its personnel, operations and financial condition including its most recent Investment Adviser Registration Form filed with the SEC. Information furnished as to Ms. Wong included her background and experience. The Trustees noted that Ms. Wong had been with he Franklin Templeton organization since 2002 where, in addition to being a Vice President of the Templeton Global Equity Group, she had research responsibilities for global telecom equipment and Asian banks. She also was responsible for country research coverage of Hong Kong and China.

            In considering approval of the new Sub-advisory Agreements, the Board noted that the Fund would retain the services of Cynthia L. Sweeting who had been an executive officer of TICL, the Fund’s investment manager for over ten years. The Board believed such arrangement to be in the best interest of the Fund from a continuity perspective taking into account Ms. Sweeting’s contribution to the past investment performance of the Fund which had met with the Board’s satisfaction. The Board also noted that fees paid to TAML and FTIA under the new Sub-advisory Agreements would be paid by TICL out of its fees under the IM Agreement with the Fund, resulting in no additional expense to the Fund.

            In reviewing such material, the Board noted that the policies of TAML and FTIA as to various matters, including brokerage allocation, proxy voting, and the Code of Ethics as applied to their employees were the same or substantially the same as those of TICL and the other U.S. registered Franklin Templeton investment managers.

            The Board of Trustees also took into account the fact that the new Sub-advisory Agreements would have no effect on non-investment advisory services furnished to the Fund by Fund management and its affiliates, including those relating to compliance, shareholder servicing, accounting and internal audit which the Board continuously reviewed and found satisfactory. The Board also noted that these new Sub-advisory Agreements would have no effect on the expense ratio of the Fund which, at the date of its most recent investment management contract renewals, was below the median of its Lipper selected Expense Group and would make no change in the level of investment management fees charged which, in this case, contained breakpoints beyond their current asset levels. In view of such facts and the quality of services expected to be provided by TAML and FTIA and their affiliates, the Board believed that the profits to be realized by TAML and FTIA and their affiliates under the new Sub-advisory Agreements were not excessive.

The Board Unanimously Recommends that

Shareholders Vote “For” PROPOSAL 1 AND PROPOSAL 2.

♦ADDITIONAL INFORMATION ABOUT THE FUND

            The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at One Franklin Parkway, San Mateo, California 94403-1906 and 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly-owned subsidiary of Resources and an affiliate of TICL, TAML and FTIA. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund. For the fiscal year ended December 31, 2009, FT Services received $1,038,266 for administrative services to the Fund.

            FT Services will continue to act as administrator for the Fund after approval of the new Sub-advisory Agreements.

            The Underwriter. The principal underwriter for the Fund is Franklin Templeton Distributors, Inc. (“Distributors”), One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, Distributors receives underwriting commissions and 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board for the Fund, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Distributors received $2,207,310 in distribution fees for the fiscal year ended December 31, 2009.

            Distributors will continue to act as principal underwriter for the Fund after approval of the new Sub-advisory Agreements.

            The Transfer Agent. The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. For the fiscal year ended December 31, 2009, FTIS received $1,300,723 in connection with its services as transfer agent and shareholder servicing agent for the Fund.

            FTIS will continue to act as transfer agent and shareholder servicing agent for the Fund after approval of the new Sub-advisory Agreements.

            The Custodian. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

            Other Matters. The Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please call ((800) DIAL BEN® (800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

            Principal Shareholders. The outstanding shares and classes of the Fund as of October 29, 2010, the Record Date, are set forth in Exhibit C.

            From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund. To the knowledge of the Fund’s management, as of the October 29, 2010 record date, there were no other entities, except as set forth in Exhibit D, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

            In addition, to the knowledge of the Fund’s management, as of October 29, 2010, no Board member of the Fund owned 1% or more of the outstanding shares of the Fund, and the Board members and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

            Contacting the Board. If a shareholder wishes to send a communication to the Board of Trustees of the Fund, such correspondence should be in writing and addressed to the Board at the Fund’s offices, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

♦FURTHER INFORMATION ABOUT VOTING AND THE MEETING

            Solicitation of Proxies. Your vote is being solicited by the Board. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by TICL or its affiliates. TICL also will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. Trustees and officers of the Fund, or regular employees and agents of TICL or its affiliates involved in the solicitation of proxies are not reimbursed. TICL intends to pay all costs associated with the solicitation and the Meeting.

            Okapi Partners (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of $24,958 to $61,970, including expenses. As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

            Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

            In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in this proxy statement. The Solicitor will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm their vote and asking the shareholder to call the Solicitor immediately if their instructions are not correctly reflected in the confirmation.

            If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement by mail, by Internet (as permitted), or by telephone instruction (as permitted), or attend in person.

            Quorum. The holders of 40% of the outstanding shares of the Fund entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals.

            Method of Tabulation. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast, and therefore may have the same effect as a vote “against” a proposal that requires an affirmative majority vote of outstanding shares or of shares present and entitled to vote at the Meeting. Proposals 1 and 2 each require that shareholders of the Fund approve such Proposal by the affirmative vote of the lesser of (i) 67% or more of the voting securities present in person or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund does not anticipate receiving any broker non-votes.

            Adjournment. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers, whether or not quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve the Proposals, or for any other reason consistent with applicable state law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

            Shareholder Proposals. The Fund is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the next meeting of shareholders of the Fund should send his or her written proposal to the Fund’s offices, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Fund’s governing instruments.

            Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

            No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy cards will vote on such matters in accordance with the views of management.

By Order of the Board of Trustees,

Robert C. Rosselot,

Vice President and Secretary

November 12, 2010

                                                                                                                                                     Exhibit A

FORM OF

TEMPLETON GLOBAL OPPORTUNITIES TRUST

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“AGREEMENT”) made as of the[  ] day of [           ], 2011, by and between TEMPLETON INVESTMENT COUNSEL, LLC (“TICL”), a Delaware limited liability company, and TEMPLETON ASSET MANAGEMENT LTD. (“TAML”), a corporation organized under the laws of and based in Singapore.

WITNESSETH

WHEREAS, TICL, pursuant to an investment management agreement dated as of February 28, 2006 (“Investment Management Agreement”), has been retained to render investment advisory services to Templeton Global Opportunities Trust (the “Fund”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, TICL and TAML are each registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engaged in the business of supplying investment management services, as an independent contractor; and

WHEREAS, from time to time, members of the Fund’s portfolio management team will be employed by TAML, and TICL wishes to enter into this Agreement with TAML to enable such persons to perform their responsibilities as members of the Fund’s portfolio management team.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.   APPOINTMENT OF TAML

      In accordance with and subject to the Investment Management Agreement, TICL hereby appoints TAML to perform portfolio selection services described herein for investment and reinvestment of the Fund's investment assets, subject to the control and direction of the Fund's Board of Trustees, for the period and on the terms hereinafter set forth. TAML accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. TAML shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or TICL in any way or otherwise be deemed an agent of the Fund or TICL.

2.   OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY TAML

(a)   TAML shall provide the following services and assume the following obligations with respect to the Fund:

            (1)  The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Agreement and Declaration of Trust, the Bylaws, the Registration Statement, the current Prospectus and the Statement of Additional Information of the Fund and shall conform to the investment objectives, policies and restrictions of the Fund as set forth in such documents and as interpreted from time to time by the Board of Trustees of the Fund and by TICL. Within the framework of the investment objectives, policies and restrictions of the Fund, and subject to the supervision of TICL and the Fund's Board of Trustees, TAML shall have the sole and exclusive responsibility for the making and execution of all investment decisions for the Fund.

(2)   In carrying out its obligations to manage the investments and reinvestments of the assets of the Fund, TAML shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund's investment portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Fund consistent with the investment goal(s) and related investment policies for the Fund as set forth in the Fund's registration statement, as amended from time to time; and (3) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing, or directing the placement through an affiliate of TAML, of orders for such purchases and sales.

(3)   In connection with the purchase and sale of securities of the Fund, TAML shall arrange for the transmission to TICL and the Custodian for the Fund on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Fund's investment portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, TAML shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Custodian of the Fund. TAML shall render such reports to TICL and/or to the Fund's Board of Trustees concerning the investment activity and portfolio composition of the Fund in such form and at such intervals as TICL or the Board may from time to time require.

            (4)   TAML shall, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Fund's Registration Statement, as amended from time to time, and under the Securities Act of 1933, Securities Exchange Act of 1934 and the 1940 Act. In connection with the placement of orders for the execution of the Fund's portfolio transactions, TAML shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the SEC, the Fund or any person retained by the Fund. Where applicable, such records shall be maintained by TAML for the period and in the place required by Rule 31a-2 under the 1940 Act.

            (5)   In placing orders or directing the placement of orders for the execution of portfolio transactions, TAML shall select brokers and dealers for the execution of the Fund's transactions. In selecting brokers or dealers to execute such orders, TAML is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance TAML’s investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that TAML may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if TAML determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or TAML's overall responsibilities to TAML’s discretionary accounts.

            (b)   TAML shall use the same skill and care in providing services to the Fund as it uses in providing services to fiduciary accounts for which it has investment responsibility. TAML will conform with all applicable rules and regulations of the SEC.

3.   EXPENSES

      During the term of this Agreement, TAML will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities (including brokerage commissions, if any) purchased by the Fund.

4.   COMPENSATION

            (a)   In payment for the investment sub-advisory services to be rendered by TAML in respect of the Fund hereunder, TICL shall pay to TAML as full compensation for all services hereunder a fee equal to ninety percent (90%) of the advisory fee paid to TICL by the Fund, less any amount paid to the Fund’s other sub-advisor, Franklin Templeton Investments (Asia) Limited, which fee shall be payable in U.S. dollars on the first business day of each month as compensation for the services to be rendered and obligations assumed by TAML during the preceding month. The advisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by TICL relating to the previous month.

            (b)   If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

5.   RENEWAL AND TERMINATION This Agreement shall become effective as of the date first written above and shall continue until [                   ], and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Fund or (ii) a vote of a majority of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a vote of the majority of the Board of Trustees who are not interested persons of any party to this Agreement, by a vote cast in person at a meeting called for the purpose of voting on such approval. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to April 30 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given. This Agreement may be terminated at any time without payment of any penalty:  (i) by the Fund’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' prior written notice to TAML, or (ii) by either party hereto upon sixty days' prior written notice to the other. This Agreement will terminate automatically upon any termination of the Investment Management Agreement or in the event of its assignment. The terms "interested person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

6.   GENERAL PROVISIONS

            (a)   TAML may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither TAML nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by TAML of its duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect, or purport to protect, TAML against any liability to the Fund or to its shareholders to which TAML would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of TAML’s reckless disregard of its obligations and duties hereunder.

            (b)   TICL and the Fund's Board of Trustees understand that the value of investments made for the Fund may go up as well as down and is not guaranteed and that investment decisions will not always be profitable. TICL has not made and is not making any guarantees, including any guarantee as to any specific level of performance of the Fund. TICL and the Fund's Board of Trustees acknowledge that the Fund is designed for investors seeking international diversification and is not intended as a complete investment program. They also understand that investment decisions made on behalf of the Fund by TAML are subject to various market and business risks, and that investing in securities of companies in foreign countries, including emerging market countries, involves special risks which are not typically associated with investing in U.S. companies. Risks include but are not limited to, foreign currency fluctuations, investment and repatriation restrictions, and political and social instability. Although TAML intends to invest in companies located in countries which TAML considers to have relatively stable and friendly governments, the Fund's Board of Trustees accepts the possibility that countries in which TAML invests may expropriate or nationalize properties of foreigners, may impose confiscatory taxation or exchange controls, including suspending currency transfers from a given country, or may be subject to political or diplomatic developments that could affect investments in those countries.

            (c)   This Agreement shall not be or become effective unless and until it is or has been approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" to parties to this Agreement, by a vote cast at a meeting called for the purpose of voting upon such approval.

            (d)   TICL understands that TAML now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts, including other investment companies, and TICL has no objection to TAML so acting, provided that TAML duly performs all obligations under this Agreement. TICL also understands that TAML may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by TAML with respect to the Fund. Nothing in this Agreement shall impose upon TAML any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which TAML or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

            (e)   Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of TAML, or the right of any of its officers, directors or employees who may also be an officer, director or employee of the Fund, or person otherwise affiliated with the Fund (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

            (f)   Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Florida. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          (g)   Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the appropriate party at the following address: TICL and the Fund at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394, Attention: Secretary, and TAML at 7 Temasek Blvd., Suntec Tower One, #38-03, Singapore 03897.

            (h)   TAML agrees to notify TICL of any change in TAML’s officers and directors within a reasonable time after such change.

            (i)    TICL will vote the Fund's investment securities in accordance with its proxy voting policy and procedures. TAML shall not be responsible for any such voting.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and their respective corporate seals to be hereunto duly affixed and attested.

TEMPLETON INVESTMENT COUNSEL, LLC

By:

Attest:

TEMPLETON ASSET MANAGEMENT LTD.

By:

Attest:

                                                                                                                                                     Exhibit B

FORM OF

TEMPLETON GLOBAL OPPORTUNITIES TRUST

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“AGREEMENT”) made as of the [  ] day of [          ], 2011, by and between TEMPLETON INVESTMENT COUNSEL, LLC (“TICL”), a Delaware limited liability company, and FRANKLIN TEMPLETON INVESTMENTS (ASIA) LIMITED (“FTIA”), a corporation organized under the laws of and based in Hong Kong.

WITNESSETH

WHEREAS, TICL, pursuant to an investment management agreement dated as of February 28, 2006 (“Investment Management Agreement”), has been retained to render investment advisory services to Templeton Global Opportunities Trust (the “Fund”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, TICL and FTIA are each registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engaged in the business of supplying investment management services, as an independent contractor; and

WHEREAS, from time to time, members of the Fund’s portfolio management team will be employed by FTIA, and TICL wishes to enter into this Agreement with FTIA to enable such persons to perform their responsibilities as members of the Fund’s portfolio management team.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.   APPOINTMENT OF FTIA

      In accordance with and subject to the Investment Management Agreement, TICL hereby appoints FTIA to perform portfolio selection services described herein for investment and reinvestment of the Fund's investment assets, subject to the control and direction of the Fund's Board of Trustees, for the period and on the terms hereinafter set forth. FTIA accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. FTIA shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or TICL in any way or otherwise be deemed an agent of the Fund or TICL.

2.   OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY FTIA

            (a)   FTIA shall provide the following services and assume the following obligations with respect to the Fund:

            (1)   The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Agreement and Declaration of Trust, the Bylaws, the Registration Statement, the current Prospectus and the Statement of Additional Information of the Fund and shall conform to the investment objectives, policies and restrictions of the Fund as set forth in such documents and as interpreted from time to time by the Board of Trustees of the Fund and by TICL. Within the framework of the investment objectives, policies and restrictions of the Fund, and subject to the supervision of TICL and the Fund's Board of Trustees, FTIA shall have the responsibility for the making and execution of all investment decisions for the Fund only to the extent directed by the Fund’s other sub-advisor, Templeton Asset Management, Ltd. (“TAML”).

            (2)   In carrying out its obligations to manage the investments and reinvestments of the assets of the Fund as directed by TICL, as or may be requested by TAML, FTIA shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund's investment portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Fund consistent with the investment goal(s) and related investment policies for the Fund as set forth in the Fund's registration statement, as amended from time to time; and (3) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing, or directing the placement through an affiliate of FTIA, of orders for such purchases and sales.

            (3)   In connection with the purchase and sale of securities of the Fund, FTIA shall arrange for the transmission to TICL and the Custodian for the Fund on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Fund's investment portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, FTIA shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Custodian of the Fund. FTIA shall render such reports to TICL and/or to the Fund's Board of Trustees concerning the investment activity and portfolio composition of the Fund in such form and at such intervals as TICL, TAML or the Board may from time to time require.

            (4)   FTIA shall, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Fund's Registration Statement, as amended from time to time, and under the Securities Act of 1933, Securities Exchange Act of 1934, and the 1940 Act. In connection with the placement of orders for the execution of the Fund's portfolio transactions, FTIA shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the SEC, the Fund or any person retained by the Fund. Where applicable, such records shall be maintained by FTIA for the period and in the place required by Rule 31a-2 under the 1940 Act.

            (5)   In placing orders or directing the placement of orders for the execution of portfolio transactions, FTIA shall select brokers and dealers for the execution of the Fund's transactions. In selecting brokers or dealers to execute such orders, FTIA is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance FTIA’s investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that FTIA may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if FTIA determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or FTIA's overall responsibilities to FTIA’s discretionary accounts.

            (b)   FTIA shall use the same skill and care in providing services to the Fund as it uses in providing services to fiduciary accounts for which it has investment responsibility. FTIA will conform with all applicable rules and regulations of the SEC.

3.   EXPENSES

      During the term of this Agreement, FTIA will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities (including brokerage commissions, if any) purchased by the Fund.

4.   COMPENSATION

            (a)   In payment for the investment sub-advisory services to be rendered by FTIA in respect of the Fund hereunder, TICL shall pay to FTIA as full compensation for all services hereunder a fee equal to the actual costs incurred by FTIA from time to time in providing services to the Fund, which fee shall be payable in U.S. dollars on the first business day of each month as compensation for the services to be rendered and obligations assumed by FTIA during the preceding month. FTIA shall provide TICL with detailed invoices of its costs in performing services under this Agreement. The advisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by TICL relating to the previous month.

            (b)        If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

5.   RENEWAL AND TERMINATION

This Agreement shall become effective as of the date first written above and shall continue until [                   ], and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Fund or (ii) a vote of a majority of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a vote of the majority of the Board of Trustees who are not interested persons of any party to this Agreement, by a vote cast in person at a meeting called for the purpose of voting on such approval. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to April 30 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given. This Agreement may be terminated at any time without payment of penalty:  (i) by the Fund’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' prior written notice, or (ii) by either party hereto upon sixty days' prior written notice to the other. This Agreement will terminate automatically upon any termination of the Investment Management Agreement or in the event of its assignment. The terms "interested person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

6.   GENERAL PROVISIONS

            (a)   FTIA may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither FTIA nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by FTIA of its duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect, or purport to protect, FTIA against any liability to the Fund or to its shareholders to which FTIA would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of FTIA’s reckless disregard of its obligations and duties hereunder.

            (b)   TICL and the Fund's Board of Trustees understand that the value of investments made for the Fund may go up as well as down and is not guaranteed and that investment decisions will not always be profitable. FTIA has not made and is not making any guarantees, including any guarantee as to any specific level of performance of the Fund. TICL and the Fund's Board of Trustees acknowledge that the Fund is designed for investors seeking international diversification and is not intended as a complete investment program. They also understand that investment decisions made on behalf of the Fund by FTIA are subject to various market and business risks, and that investing in securities of companies in emerging countries involves special risks which are not typically associated with investing in U.S. companies. Risks include but are not limited to, foreign currency fluctuations, investment and repatriation restrictions, and political and social instability. Although FTIA intends to invest in companies located in countries which FTIA considers to have relatively stable and friendly governments, the Fund's Board of Trustees accepts the possibility that countries in which FTIA invests may expropriate or nationalize properties of foreigners, may impose confiscatory taxation or exchange controls, including suspending currency transfers from a given country, or may be subject to political or diplomatic developments that could affect investments in those countries.

            (c)   This Agreement shall not be or become effective unless and until it is or has been approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" to parties to this Agreement, by a vote cast at a meeting called for the purpose of voting upon such approval.

            (d)   TICL understands that FTIA now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts, including other investment companies, and TICL has no objection to FTIA so acting, provided that FTIA duly performs all obligations under this Agreement. TICL also understands that FTIA may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by FTIA with respect to the Fund. Nothing in this Agreement shall impose upon FTIA any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which FTIA or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

            (e)   Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of FTIA, or the right of any of its officers, directors or employees who may also be an officer, director or employee of the Fund, or person otherwise affiliated with the Fund (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

            (f)   Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Florida. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

            (g)   Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the appropriate party at the following address: TICL and the Fund at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394, Attention: Secretary, and FTIA at 17th Floor, Chater House, 8 Connaught Road Central, Hong Kong.

            (h)  FTIA agrees to notify TICL of any change in FTIA’s officers and directors within a reasonable time after such change.

            (i)    TICL will vote the Fund's investment securities in accordance with its proxy voting policy and procedures. FTIA shall not be responsible for any such voting.

                        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and their respective corporate seals to be hereunto duly affixed and attested.

TEMPLETON INVESTMENT COUNSEL, LLC

By:

Attest:

FRANKLIN TEMPLETON INVESTMENTS

(ASIA) LIMITED

By:

Attest:

Exhibit C

Outstanding Shares and Classes of the Fund as of October 29, 2010, the Record Date

Templeton Global Opportunities Trust

Class A Shares
Class B Shares
Class C Shares
Advisor Class Shares
Total

Exhibit D

Entities Owning Beneficially more than Five Percent (5%) of

the Outstanding Shares of Any Class of Templeton Global Opportunities Trust

as of October 29, 2010

Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Class A Shares
Class B Shares
Class C Shares
Advisor Class Shares

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 7, 2011

The Fund’s Notice of Special Meeting of Shareholders, Proxy Statement and Proxy are available on the Internet at

http://www.franklintempleton.com. The form of proxy on the Internet site cannot be used to cast your vote.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY                                                                                                            TEMPLETON GLOBAL OPPORTUNITIES TRUST                                                                   PROXY

SPECIAL MEETING OF SHAREHOLDERS

JANUARY 7, 2011

The undersigned hereby revokes all previous proxies for his/her shares of Templeton Global Opportunities Trust (the “Fund”) and appoints KIMBERLY H. NOVOTNY, ROBERT C. ROSSELOT and LORI A.
WEBER, and each of  them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Special Meeting of Shareholders (the “Meeting”) to be held at 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 at 12 Noon, Eastern time on January 7, 2011, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of Templeton Global Opportunities Trust. It will be voted as specified. If no specification is made, this proxy shall be voted FOR Proposal 1 and Proposal 2. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

                        VOTE VIA THE INTERNET:  www.franklintempleton.com

                        VOTE VIA THE TELEPHONE:  1-800-690-6903

                   999 9999 9999 999

Note:  Please sign exactly as your name appears on this proxy.  If signing for estates, trusts or corporations, your title or capacity should be stated.  If shares are held jointly, one or more joint owners should sign.

Signature

Signature

Dated

Note:  Please sign exactly as your name appears on the proxy.  If signing for estates, trusts or corporations, title or capacity should be stated.  If shares are held jointly, each holder must sign.

Signature

Signature

Date

                                                                                                                                 YES            NO

                                                                                                                                                  I PLAN TO ATTEND THE MEETING.

(Please see reverse side)

S70950

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

The Board of tRUSTEES unanimously recommends A vote for PROPOSAL 1 AND PROPOSAL 2.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

IMPORTANT:  PLEASE SIGN AND MAIL IN YOUR PROXY…..TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.  NO POSTAGE IS

REQUIRED IF MAILED IN THE U.S.

FKT_18290A_B_110907

TGOT PROXY 01/11